Exhibit 99.1

Contact:	Jennifer-Robyn Meier
Goldleaf Financial Solutions, Inc.
407.481.0090

Goldleaf Financial Solutions Acquires Community Banking Systems

Further solidifies its position as a single-source provider for community banks

Brentwood, Tenn. (March 14, 2007) – Goldleaf Financial Solutions, Inc. (NASDAQ: GFSI), a provider of a suite of technology-based products and services to community financial institutions, today announced the acquisition of Dallas-based Community Banking Systems (CBS).

          CBS specializes in Check 21 solutions, including image import, image cash letter creation, substitute check creation, image quality assurance and advanced sort pattern logic. CBS has a proven track record of helping community financial institutions streamline processes to enhance productivity, enabling them to acquire more business and compete against larger financial institutions. Its product line takes a progressive approach to check imaging, as one of the first companies to market a fully integrated, browser-based check and document imaging system.

          “The CBS acquisition enables Goldleaf to continue its mission to be a valuable partner and single source provider for community financial institutions,” said Lynn Boggs, CEO of Goldleaf Financial Solutions. “CBS’s product line strengthens and complements Goldleaf’s current offerings, brings over 100 new customer relationships to our organization and uniquely positions Goldleaf to advance its strategy to leverage its payments expertise.  Combining CBS’s solutions with Goldleaf’s existing capabilities creates one of the most comprehensive community bank payment processing solutions available in the market today.”

          CBS will become a business unit of Goldleaf Financial Solutions, and its executive management team, including President Sean Pennock and Jeremy Cockrill, chief software architect, will join Goldleaf and continue to provide leadership to the image delivery business unit, based in Dallas, Texas.

          “To date, CBS has committed to delivering the most advanced back-office imaging applications specifically designed for the community banker,” Pennock said. “With this transaction, we will continue to deliver consistent, high-quality solutions coupled with outstanding client service. Using our collective knowledge, expertise and market-leading solutions, Goldleaf will accelerate our leadership position in the payments sector.”

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GFSI Acquires Community Banking Systems

March 14, 2007

          Boggs continued, “With all our acquisitions, we seek key strategic alliances that allow us to meet our long-term goals; complement our organic growth; blend with our corporate culture; and exceed the expectations of our clients.  We saw a cultural fit in CBS, particularly within its employees and management and in its commitment to the community bank marketplace.”

About Goldleaf Financial Solutions, Inc.

          Goldleaf Financial Solutions, Inc. offers a comprehensive package of advanced technology-based solutions specifically designed for community financial institutions.  Our solutions include core data processing, item processing and check imaging, ACH origination and processing, remote check capture and deposit processing, accounts receivable financing solutions, teller automation systems, turn-key leasing solutions, financial institution website design and hosting, and retail inventory management.  Our suite of products and services allow financial institutions and their small-to-medium sized business customers to better compete in today’s aggressive financial services marketplace, and grow their trusted financial relationships, while providing increased profitability through the efficient use of technology and an expanded community presence.

          For more information about Goldleaf Financial Solutions, or its line of products for financial institutions, please visit us on the web at www.goldleaf.com.

          Certain statements made in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to materially differ from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks and uncertainties, including, without limitation, risks and uncertainties associated with the Company’s ability to identify, complete or integrate acquisitions, achieve anticipated financial performance, achieve its growth plans, or to offer products and services that enhance the competitiveness of its clients. These risks and uncertainties are in addition to other factors detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the section entitled “Risk Factors” in its annual report on Form 10-K for the year ended December 31, 2005. The Company cautions investors that any forward-looking statements made by the Company are not necessarily indicative of future performance. The Company is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet services.

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